Prospectus Supplement                                    223572  03/05
dated March 14, 2005 to:

PUTNAM TAX-FREE HIGH YIELD FUND
Prospectus dated November 30, 2004

On March 10, 2005, shareholders of Putnam Municipal Income Fund voted to approve the merger of Putnam Municipal Income Fund into Putnam Tax-Free High Yield Fund (the "fund"). The merger, which is contingent on the satisfaction of various conditions, is currently expected to be completed on or about March 21, 2005 (the "merger"). If the merger is successfully completed, the fund's management fees and the distribution (12b-1) fees for class A shares will change as shown below, effective on the date of the merger's completion. If the merger is not completed, none of the changes shown below will take effect. The performance information in the section entitled "Fund summary - Performance Information" has not been restated to reflect the fee changes shown below.

The Annual Fund Operating Expenses Table, expense example and corresponding footnotes under the sections entitled "Fees and Expenses" and "Example" are replaced by the following:

Annual Fund Operating Expenses + (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
             Management   Distribution      Other         Total Annual Fund
               Fees       (12b-1) Fees      Expenses      Operating Expenses
-------------------------------------------------------------------------------
Class A       0.50%++        0.25%+++        0.15%              0.90%
-------------------------------------------------------------------------------
Class B       0.50%++        0.85%           0.15%              1.50%
-------------------------------------------------------------------------------
Class C       0.50%++        1.00%           0.15%              1.65%
-------------------------------------------------------------------------------
Class M       0.50%++        0.50%           0.15%              1.15%
-------------------------------------------------------------------------------

  + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

 ++ Management fees have been restated to reflect fees under the revised management agreement that will take effect on completion of the merger. See "Who manages the fund?"

+++ Distribution fees for class A shares have been restated to reflect the maximum rate at which 12b-1 fees may be paid for class A shares upon completion of the merger. Actual 12b-1 fees will be paid at an annual rate between 0.20% and 0.25%. See "How do I buy fund shares - Distribution (12b-1) plans."


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------
                             1 year     3 years     5 years     10 years
-------------------------------------------------------------------------
Class A                       $538       $724        $926         $1,508
-------------------------------------------------------------------------
Class B                       $653       $774      $1,018         $1,628*
-------------------------------------------------------------------------
Class B (no redemption)       $153       $474        $818         $1,628*
-------------------------------------------------------------------------
Class C                       $268       $520        $897         $1,955
-------------------------------------------------------------------------
Class C (no redemption)       $168       $520        $897         $1,955
-------------------------------------------------------------------------
Class M                       $438       $678        $937         $1,677
-------------------------------------------------------------------------

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

                             * * *

The first paragraph under the section entitled "Who manages the fund?" is replaced by the following:

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets, as determined at the close of each business day during the month, at the annual rate equal to the lesser of:

(i)  0.50% of the average net assets of the fund or

(ii) (ii) 0.60% of the first $500 million of the average net assets of the fund, 0.50% of the next $500 million of average net assets, 0.45% of the next $500 million of average net assets, 0.40% of the next $5 billion of average net assets, 0.375% of the next $5 billion of average net assets, 0.355% of the next $5 billion of average net assets, 0.34% of the next $5 billion of average net assets and 0.33% of any excess thereafter.

Putnam Management's address is One Post Office Square, Boston, MA 02109.

                             * * *

The paragraph entitled "Distribution (12b-1) plans" under the section entitled "How do I buy fund shares" is replaced by the following:

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A, class B and class M shares to 0.25%, 0.85% and 0.50% of average net assets, respectively. For class A shares, the annual payment rate will equal the weighted average of (a) 0.20% on the net assets of the fund attributable to Class A shares of the fund existing immediately prior to the date on which the merger is completed, and (b) 0.25% on all other net assets of the fund attributable to Class A shares. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.